UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2014

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)(i)    Approval of 2014 Stock Incentive Plan

On June 26, 2014 at the Christopher & Banks Corporation's (the "Company") Annual Meeting of Stockholders (the "Annual Meeting"), the stockholders of the Company approved the Company's 2014 Stock Incentive Plan (the "Plan"), which provides for the issuance to employees or officers of the Company and its affiliates of up to (i) 2.4 million shares of the Company's common stock, and (ii) any shares of the Company's common stock subject to any outstanding award under the Company's Second Amended and Restated 2005 Stock Incentive Plan that after June 26, 2014 are not purchased, are forfeited or are reacquired by the Company due to the termination or cancellation of such award.

A copy of the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A more detailed description of the Plan can be found in the Company's Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 13, 2014.

(ii)    Approval of the 2014 Annual Incentive Plan

On June 26, 2014 at the Company's Annual Meeting, the stockholders of the Company approved the Company's 2014 Annual Incentive Plan (the "AI Plan").

A copy of the AI Plan is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. A more detailed description of the AI Plan can be found in the Company's Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 13, 2014.

(iii)    Awards of Restricted Stock to Newly Elected Directors

Following their election as directors at the Annual Meeting, each of the seven non-employee directors ("Non-Employee Directors") were issued, effective as of the close of business on June 26, 2014, a restricted stock award of 7,874 shares of the Company's common stock, representing approximately $70,000 on the date of grant (the "Awards") and subject to forfeiture restrictions.

Each of the Awards is to be evidenced by a restricted stock agreement (the "Award Agreement") to be entered into by the Company and by the Non-Employee Director. The Award Agreement provides that the forfeiture restrictions will lapse as to all of the restricted shares on June 26, 2015 or, if earlier, the date of the Company's 2015 Annual Meeting of Stockholders.

A copy of the form of restricted stock agreement was included as Exhibit 10.2 to a Current Report on Form 8-K filed on June 28, 2013 and the description of the Award Agreement is qualified in its entirety by reference to such exhibit.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The 2014 Virtual Annual Meeting of Stockholders ("Annual Meeting") of Christopher & Banks Corporation (the "Company") was held on June 26, 2014.
(b)    There were 36,426,797 shares of common stock outstanding and entitled to vote, and 33,658,880 of those shares (92.40% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting.
Five items of business were considered by stockholders at the Annual Meeting:

•	election of eight directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	an advisory vote on executive compensation as described in the Annual Meeting Proxy Statement (the "say-on-pay" vote);

•	adoption of the 2014 Stock Incentive Plan;

•	adoption of the 2014 Annual Incentive Plan; and

•
ratification of the selection by the Audit Committee of the Board of Directors appointing KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2015.

The results of the voting on the election of directors were as follows:

Nominee	Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
Mark A. Cohn	28,922,203	236,261	10,449	4,489,967
	99.2%	0.8%	0.0%	12.3%
Anne L. Jones	28,664,834	305,490	198,589	4,489,967
	98.3%	1.0%	0.5%	12.3%
David A. Levin	29,119,920	42,970	6,023	4,489,967
	99.8%	0.1%	0.0%	12.3%
William F. Sharpe, III	29,119,806	44,238	4,869	4,489,967
	99.8%	0.2%	0.0%	12.3%
Paul L. Snyder	29,060,729	102,714	5,470	4,489,967
	99.6%	0.4%	0.0%	12.3%
Patricia A. Stensrud	29,120,914	43,329	4,670	4,489,967
	99.8%	0.1%	0.0%	12.3%
LuAnn Via	29,117,456	46,787	4,670	4,489,967
	99.8%	0.2%	0.0%	12.3%
Lisa W. Wardell	29,119,916	43,528	5,469	4,489,967
	99.8%	0.1%	0.0%	12.3%

Accordingly, each of the eight nominees was elected.

The results of the voting on the advisory "say-on-pay" vote were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
28,670,633	176,692	321,588	4,489,967
98.3%	0.6%	0.9%	12.3%

Accordingly, a majority of votes cast in the advisory "say-on-pay" vote were "for" approval of the executive compensation as described in the Annual Meeting Proxy Statement.

The results of the voting on the 2014 Stock Incentive Plan were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
26,625,216	2,516,338	27,359	4,489,967
91.3%	8.6%	0.1%	12.3%

Accordingly, a majority of the votes cast for the approval of the 2014 Stock Incentive Plan were in favor of the proposal.

The results of the voting on the 2014 Annual Incentive Plan were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
27,965,094	1,175,951	27,868	4,489,967
95.9%	4.0%	0.1%	12.3%

Accordingly, a majority of the votes cast for the approval of the 2014 Annual Incentive Plan were in favor of the proposal.

The results of the voting on the ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2015 were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)
33,631,491	24,764	2,625
99.9%	0.1%	0.0%

Accordingly, a majority of votes cast on the ratification of the auditors were in favor of the proposal and the selection of KPMG LLP as the Company's independent registered public accounting firm was ratified.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Christopher & Banks Corporation 2014 Stock Incentive Plan.
	10.2	Christopher & Banks Corporation 2014 Annual Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: June 27, 2014	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President,
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Christopher & Banks Corporation 2014 Stock Incentive Plan.
10.2	Christopher & Banks Corporation 2014 Annual Incentive Plan.